KAYNE ANDERSON MUTUAL FUNDS

                        Supplement dated November 8, 1999
                         to Prospectus dated May 5, 1999


TO SHAREHOLDERS OF THE KAYNE ANDERSON CALIFORNIA TAX-FREE BOND FUND (FORMERLY, THE KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND)

On November 4, 1999, the shareholders of this Fund approved a change to its fundamental investment objective to seek current income exempt from both federal and California personal income taxes by investing primarily in investment-grade municipal bonds.

Instead of investing its assets in investment-grade municipal bonds and notes of any state, the Fund invests primarily in investment-grade California municipal bonds and notes. Even though the Fund will continue to invest its assets so that at least 80% of its assets will generate income exempt from federal income tax and the federal alternative minimum tax, it will in addition to that strategy invest at least 65% of its total assets in California municipal securities. The quality of the bonds and notes to be purchased, however, will not change. The Fund will continue to invest at least 90% of its assets in investment-grade securities.

You should purchase shares of a California municipal bond fund only if you are a California resident or are otherwise subject to California income tax so that you may fully benefit from the tax-free nature of the income.

Also, you should understand that the Fund's concentration in California municipal bonds may expose shareholders to additional risks compared to a fund that invests in municipal bonds from many states. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. The Fund's objective is to provide income exempt from federal and California State personal income taxes, but some of its income may be subject to the alternative minimum tax.
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Additional risks associated with the Fund's change of investment  objective to a
California tax-free fund and its related change to a non-diversified mutual fund include the following:

CREDIT RISK: Although the Fund invests primarily in investment-grade securities, these securities may have some credit risk. Some issuers may not make payments on the municipal or other debt securities held by the Fund. For example, Orange County declared bankruptcy in December 1994. Or, an issuer may suffer deterioration in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. As further examples, several regions of California are highly vulnerable to earthquakes, which could strike and create financial stress for a municipality. California's economic dependence on trade with weakened Asian countries could also result in municipal financial problems. A decrease in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell the bond at what the Adviser believes is a fair price.

POLITICAL RISK: There are special factors that may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. California has several Constitutional and statutory limits on municipal taxing powers that can restrict the ability of municipal authorities to generate revenue to pay interest due on bonds.

LACK OF DIVERSIFICATION: The Fund is not diversified, which means it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, the Fund may be more susceptible to any single economic, political or regulatory occurrence. The Fund is also particularly susceptible to events affecting issuers in California. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. You should consider the greater risk of investing in a single state fund compared to more diversified mutual funds.

The Fund will not be available for sale in the following states: Connecticut, Montana, North Dakota, Nebraska and Rhode Island.